SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	April 25, 1997


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(as depositor under the Pooling and Servicing
Agreement, dated as of February 1, 1997, providing for the issuance of Asset-Backed Floating Rate Certificates, Series 1997-NC1) SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
(Exact name of registrant as specified in its charter)


              Delaware          	  333-14225    	    13-3439681
(State or Other Jurisdiction		 (Commission	(I.R.S. Employer
of Incorporation)			  File Number)	Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)			(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

		On April 25, 1997 a scheduled distribution was made from the Trust to
		holders of the Class A Certificates.  The Trustee has caused to be filed
		with the Commission, the Monthly Report dated April 25, 1997.  The
		Monthly Report is filed pursuant to and in accordance with
		(1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5
			if applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated April 25, 1997.




SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
SERIES 1997-NC1

STATEMENT TO CERTIFICATEHOLDERS

          Distribution Date:      04/25/97

                   Beginning
                  Certificate   Principal    Interest   Realized   Certificate
Class   Cusip       Balance    DistributionDistribution  Losses      Balance
A    79548KTT5   95,261,088.18  528,597.27  483,774.17       0.00 94,732,490.91
CE            NA  2,973,335.80        0.00  210,326.99       0.00  2,973,335.80

R-II 79548KTV0            0.00        0.00        0.00       0.00          0.00
Total            98,234,423.98  528,597.27  694,101.16       0.00 97,705,826.71

      AMOUNTS PER $1,000 UNIT

                                                         Ending   Current
      Principal     Interest      Total     Realized   CertificatePass-Through
ClassDistribution Distribution Distribution   Losses     Balance  Interest Rate
A       5.499004      5.032709   10.531713    0.000000 985.503307      5.897500%
CE      0.000000     70.737718   70.737718    0.000000 1000.00000      2.569286%
R-II    0.000000      0.000000    0.000000    0.000000   0.000000      5.897500%

  Prepayment Premiums collected are distributed to the Class CE Certificates as an addition to the Class CE Interest Distribution Amount.

Section 4.02 (iii.)
MASTER SERVICER COMPENSATION                 40,939.27
TRUSTEE FEES                                  1,514.75

Section 4.02 (iv.)
GUARANTEED DISTRIBUTIONS
                 Guaranteed Principal Distribution           0.00
                 Guaranteed Interest Distribution      483,774.17

Section 4.02 (v.)
INSURANCE PAYMENT                                 0.00
CERTIFICATE INSURER REIMBURSEMENT                 0.00
CUMULATIVE INSURANCE PAYMENTS                     0.00

Section 4.02 (vi.)
P&I ADVANCES                   Total Advances           58,578.04
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

Section 4.02 (vii.)
BALANCES AS OF:  Stated Principal Balance of Mortgage Loans       97,725,545.44
        04/25/97 Stated Principal Balance of REO Properties                0.00

Section 4.02 (viii.)
MORTGAGE LOAN CHARACTERISTICS
                 Number of Loans                                            855
                 Aggregate Principal Balance as of the Due Date   97,725,545.44
                 Weighted Average Remaining Term to Maturity                357






                 Weighted Average Mortgage Rate                         9.22045%

                                                                  Unpaid
Section 4.02 (ix.)                                                Principal
DELINQUENCY INFORMATION                                Number     Balance
     30-59 days delinquent                                     13  1,133,054.00
     60-89 days delinquent                                      0          0.00
     90 or more days delinquent                                 0          0.00
     Foreclosure proceedings have commenced                     0          0.00
*Note: In accordance with the Master Servicer, the Delinquency Information relates to the Prepayment Period.

Section 4.02 (x.)              Loans that become REO properties in the preceding
                               calendar month:
REO INFORMATION                Unpaid Principal                Stated Principal
                 Loan Number       Balance                        Balance



Section 4.02 (xi.)             Total Book Value of REO Properties:         0.00
REO BOOK VALUES

Section 4.02 (xii.)            Aggregate Amount of Principal Prepayments:
                 Curtailments                                          5,687.73
                 Payments in Full                                    467,172.13

                 REO Principal Amortization                                0.00

Section 4.02 (xiii.)           Realized Losses that were incurred during the
                               related Prepayment Period
REALIZED LOSSES  Total Realized Losses            0.00
                 Which Include:
                 Extraordinary Losses             0.00
                 Fraud Losses                     0.00
                 Special Hazard Losses            0.00
                 Bankruptcy Losses                0.00

Section 4.02 (xiv.)
EXTRAORDINARY TRUST FUND EXPENSES
Extraordinary Trust Fund Expenses withdrawn from the Collection            0.00
Account or Distribution Account that caused a reduction of the Available Distribution Amount:

Section 4.02 (xv.)
CERTIFICATE PRINCIPAL BALANCES
                 Ending                    Extraordinary
                 Principal     Realized    Trust Fund
                 Balance       Losses      Expenses
     Class A     94,732,490.91        0.00        0.00
     Class CE     2,973,335.80        0.00        0.00
     Total       97,705,826.71        0.00        0.00

Section 4.02 (xvi.)
CERTIFICATE FACTOR
                                           Certificate
                                           Factor
                               Class A      0.98550331
                               Class CE     0.98593727

Section 4.02 (xvii.)






INTEREST DISTRIBUTION AMOUNTS

                 Reduction from the Allocation of:
       Interest     Portion                            Prepayment
   Distribution    Paid Under    Realized   Basis Risk  Interest
        Amount       Policy       Losses    Shortfalls Shortfalls
A     483,774.17          0.00        0.00        0.00       0.00
CE    210,326.99          0.00        0.00        0.00       0.00
TOTAL 694,101.16          0.00        0.00        0.00       0.00

                               Relief Act  Extraordinar Remaining
                                 Interest   Trust Fund   Unpaid
                                Shortfalls   Expenses    Amounts
A                                     0.00        0.00       0.00
CE                                    0.00        0.00       0.00
TOTAL                                 0.00        0.00       0.00

Section 4.02 (xviii.)
PREPAYMENT INTEREST            Prepayment Interest Shortfalls not          0.00
  SHORTFALLS                   covered by the Servicer:


Section 4.02 (xix.)            Relief Act Interest Shortfall               0.00

Section 4.02 (xx.)             Fraud Loss Amount                   2,973,587.00
                               Bankruptcy Amount                     100,000.00
                               Special Hazard Amount               1,540,000.00

Section 4.02 (xxi.)            Basis Risk Shortfall                        0.00

Section 4.02 (xxii.)           Unpaid Basis Risk Shortfall                 0.00

Section 4.02 (xxiii.)          Required Subordinated Amount        2,973,335.80

Section 4.02 (xxiv.)           Subordination Increase Amount               0.00

Section 4.02 (xxv.)            Subordination Reduction Amount              0.00

Section 4.02 (xxvi.)
PASS THROUGH RATE                                      Class A    Class CE
                 Current Distribution Period             5.897500%     2.569286%
                 Next Distribution Period (Estimated)    5.960000%     2.314309%


Section 4.02 (xxvii.)
RESERVE FUND                   Beginning Balance                         288.88
                               Deposits                                  229.56
                               Withdrawals                                 0.00
                               Ending Balance                            518.44





SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


SALOMON BROTHERS MORTGAGE
SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				First Trust National Association


Dated: 	September 30, 1997